SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 30, 1998



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



      Florida                          33-27139                   59-2935028
----------------------------    ----------------------        ----------------
(State or other jurisdiction    Commission File Number        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                               1211 Orange Avenue
                           Winter Park, Florida 32789
                    (Address of principal executive offices)
                 Registrant's telephone number: (407) 645-1201

Item 5.  OTHER EVENTS

On October 30, 1998, the Company announced its results of operations for the third quarter and the nine months ended September 30, 1998 as follows:

Contacts:           James V. Suskiewich, President and CEO (407) 645-1201
                    Aubrey H. Wright, SVP and CFO (407) 645-1201

For Immediate Release: October 30, 1998


            FEDERAL TRUST CORPORATION ANNOUNCES THIRD QUARTER RESULTS

(Winter Park, FL) Federal Trust Corporation ("Company"), the holding company of Federal Trust Bank ("Bank"), reported earnings for the quarter ended September 30, 1998 of $161,503 or $.03 per share, based on 4,941,547 average shares outstanding, up from $90,415 or $.04 per share, based on 2,256,505 average shares outstanding, a year ago. Year to date earnings were $364,778 or $.07 per share, based on 4,941,547 average shares outstanding, up from $216,454 or $.10 per share, based on 2,256,505 average shares outstanding, a year ago.

During the quarter ended September 30, 1998 the Company's assets grew from $151,933,674 to $169,434,068, an increase of $17,500,394. For the nine months ended September 30, 1998 the Company's assets have grown $26,850,536, an increase of 19%.

Management of the Company anticipates that the Bank will grow at a prudent rate through the remainder of 1998. On August 7, 1998 the Bank received regulatory approval for a branch in Sanford, Florida, which is located approximately 15 miles northeast of the Bank's main office in Winter Park, Florida. The Sanford Branch opened on October 30, 1998.

The Company is a unitary savings and loan holding company based in Winter Park, Florida. The Company's common stock is currently traded on the NASDAQ SmallCap Market System under the symbol "FDTR". At September 30, 1998, the Company had consolidated assets of $169,434,068 (unaudited) and stockholders' equity of $13,026,586 (unaudited), and the Company had 4,941,547 shares of common stock outstanding.

When used in this document, or in the documents incorporated by reference herein, the words "anticipate", "believe", "estimate", "may", "intend" and "expect" and similar expressions identify forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. It should be recognized that the factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, competition by other financial institutions, legislation and regulatory changes, and changes in the economy generally and in business conditions in the market in which the Bank operates

FEDERAL TRUST CORPORATION
1211 Orange Avenue
Winter Park, Florida 32789


Date:  October 30, 1998

                              FEDERAL TRUST CORPORATION
                              (Registrant)


                              By: /s/ Aubrey H.  Wright, Jr.
                                   Aubrey H.  Wright, Jr.
                                   Chief Financial Officer and duly
                                   authorized Officer of the Registrant